SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 20, 2004

Husker Ag, LLC

(Exact name of Registrant as specified in its charter)

Nebraska	333-60580	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
54048 Highway 20 P.O. Box 10 Plainview, Nebraska (Address of principal executive offices)		68769 (Zip Code)

Registrant’s telephone number, including area code: (402) 582-4446

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a press release concerning Husker Ag, LLC issued by the U.S. Department of Agriculture Rural Development.

Item 6. Resignation of Registrant’s Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits

Not Applicable.

Item 8. Change in Fiscal Year

Not Applicable.

Item 9. Regulation FD Disclosure

Not Applicable.

Item 10. Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not Applicable.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Not Applicable.

Item 12. Results of Operations and Financial Conditions

Not Applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUSKER AG, LLC

Date: April 20, 2004	By:	/s/ Gary Kuester
Gary Kuester, Chairman of the Board and President